UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 25, 2007

BIG 5 SPORTING GOODS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-49850 (Commission File Number)	95-4388794 (IRS Employer Identification No.)

2525 East El Segundo Boulevard, El Segundo, California (Address of principal executive offices)	90245 (Zip Code)
Registrant’s telephone number, including area code: (310) 536-0611
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant
      KPMG LLP was previously the principal accountant for Big 5 Sporting Goods Corporation (the “Company”). On May 25, 2007, KPMG LLP was dismissed, and on May 30, 2007, Deloitte & Touche LLP was engaged, as the Company’s principal accountant. The decision to change accountants was approved by the audit committee of the Company’s board of directors.
      During the two fiscal years ended December 31, 2006, and the subsequent interim period through May 25, 2007, there were no: (1) disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events, except that KPMG LLP advised the Company of the following material weaknesses as existing as of January 1, 2006:
1	The Company lacked the necessary depth of personnel with adequate technical accounting expertise to ensure the preparation of interim and annual financial statements in accordance with GAAP.

2	The Company did not maintain effective controls in relation to segregation of duties and user access to business process applications on the primary information system that services the Company’s corporate office and distribution center, nor were there effective controls in place to monitor user access to that system. Specifically, there were instances in which information technology or finance personnel maintained access to specific applications within the system environment beyond that needed to perform their individual job responsibilities.
      The audit reports of KPMG LLP on the consolidated financial statements of the Company and subsidiaries as of January 1, 2006 and December 31, 2006, and for the years then ended, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:
KPMG LLP’s report on the consolidated financial statements of the Company and subsidiaries as of December 31, 2006, and for the year then ended, contained a separate paragraph stating that “As discussed in Note 2 and 13 to the consolidated financial statements, effective January 2, 2006, the Company adopted the fair value method of accounting for stock-based compensation as required by Statement of Financial Accounting Standards No. 123(R), Share-Based Payment.”
      The audit reports of KPMG LLP on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of January 1, 2006 and December 31, 2006, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:
KPMG LLP’s report on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of January 1, 2006 indicates that the Company did not maintain effective internal control over financial reporting as of January 1, 2006 because of the effect of material weaknesses on the achievement of the objectives of the control criteria and contains an explanatory paragraph identifying the material weaknesses described above.
      During the last two fiscal years, and during any subsequent interim period, the Company did not consult with Deloitte & Touche LLP prior to engagement regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company’s consolidated financial statements; or (iii) any matter that was either the subject of a disagreement or a reportable event.
      A letter from KPMG LLP addressed to the Securities and Exchange Commission is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated June 1, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG 5 SPORTING GOODS CORPORATION
(Registrant)
Date: June 1, 2007
/s/ Steven G. Miller
Steven G. Miller
President and Chief Executive Officer